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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COMMERCE ENERGY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION—DATED JANUARY 28, 2009

600 Anton Boulevard, Suite 2000
Costa Mesa, California 92626
(714) 259-2500

February     , 2009

Dear Fellow Stockholder,

        You are cordially invited to attend a special meeting of stockholders of Commerce Energy Group, Inc. to be held at 10:00 a.m. local time, on Tuesday, March 10, 2009, at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626 (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Plan of Liquidation and Dissolution described in the accompanying proxy statement and attached thereto as Annex A (the "Plan of Liquidation").

        After careful consideration, our sole director has determined that the Plan of Liquidation and the liquidation and dissolution of Commerce Energy Group. Inc. pursuant thereto are advisable and in the best interests of our stockholders and recommends that you vote "FOR" the adoption of the Plan of Liquidation.

        Your vote is important, regardless of the number of shares of common stock you own. We cannot liquidate and dissolve unless the Plan of Liquidation is adopted by the affirmative vote of the holders of outstanding shares of our common stock representing at least a majority of the shares entitled to vote at the Special Meeting. Therefore, the failure of any stockholder to vote will have the same effect as a vote by that stockholder against the adoption of the Plan of Liquidation. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying postage-prepaid reply envelope, or submit your proxy by telephone or by Internet by following the instructions on your proxy card. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any previously submitted proxy.

        The attached proxy statement provides you with detailed information about the Special Meeting, the Plan of Liquidation and the liquidation and dissolution of Commerce Energy Group, Inc. A copy of the Plan of Liquidation is attached as Annex A to the enclosed proxy statement. We encourage you to read the attached proxy statement and the Plan of Liquidation carefully and in their entirety. You may also obtain more information about Commerce Energy Group, Inc. from documents we have filed with the Securities and Exchange Commission.

Sincerely,

C. Douglas Mitchell Chief Financial Officer and Secretary

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Plan of Liquidation or the liquidation and dissolution of Commerce Energy Group, Inc., passed upon the merits or fairness of the Plan of Liquidation or the liquidation and dissolution of Commerce Energy Group, Inc., or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated February     , 2009 and is first being mailed to stockholders of Commerce Energy Group, Inc. on or about February     , 2009.

PRELIMINARY COPY SUBJECT TO COMPLETION—DATED JANUARY 28, 2009

600 Anton Boulevard, Suite 2000
Costa Mesa, California 92626
(714) 259-2500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held March 10, 2009

To the Stockholders of Commerce Energy Group, Inc.:

        A special meeting of stockholders of Commerce Energy Group, Inc., a Delaware corporation, will be held at 10:00 a.m. local time, on Tuesday, March 10, 2009 at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626 (the "Special Meeting"), for the following purposes:

          1.     To consider and vote upon a proposal to adopt the Plan of Liquidation described in the attached proxy statement and attached thereto as Annex A (the "Plan of Liquidation").

          2.     To consider and vote upon a proposal to adjourn or postpone the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to adopt the Plan of Liquidation.

        Our sole director has specified the close of business on February 9, 2009 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of Commerce Energy Group, Inc. common stock held on the record date.

        Regardless of whether you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the Special Meeting to ensure that your shares will be represented at the Special Meeting. If you have Internet access, we encourage you to submit your proxy via the Internet. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the adoption of the Plan of Liquidation and "FOR" the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies. If you attend the Special Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention is greatly appreciated.

        THE SOLE DIRECTOR OF COMMERCE ENERGY GROUP, INC. RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE PLAN OF LIQUIDATION.

By Order of the Sole Director,

C. Douglas Mitchell Chief Financial Officer and Secretary
Costa Mesa, California February , 2009

ADDITIONAL INFORMATION

        For additional questions about the Plan of Liquidation and Dissolution, assistance in submitting proxies or voting shares of Commerce Energy Group, Inc. common stock, or for additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
 proxy@mackenziepartners.com
(800) 322-2885 (toll-free)
or
 (212) 929-5500 (call collect)

i

ii

iii

600 Anton Boulevard, Suite 2000
Costa Mesa, California 92626
(714) 259-2500

 PROXY STATEMENT

        The sole director of Commerce Energy Group, Inc. (the "Company") is soliciting proxies to be voted at a special meeting of stockholders of the Company to be held on Tuesday, March 10, 2009 at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626, at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and described herein. The approximate date on which this proxy statement and the enclosed form of proxy are first being sent or given to stockholders is February     , 2009.

        The sole director of the Company has fixed the close of business on February 9, 2009 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $0.001 per share ("Common Stock"). As of the Record Date, 30,762,118 shares of Common Stock were outstanding. Each share of Common Stock entitles its record holder on the Record Date to one vote on all matters.

INTRODUCTORY NOTE

        Subsequent to the consensual foreclosure by our secured creditors previously disclosed in the Company's Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission ("SEC") on December 15, 2008, the Company made a special distribution to its stockholders of $0.085 per share, which constituted substantially all of the available assets of the Company.

        We are now left with the final step in the process of winding up the affairs of the Company and we can only do it with your help. In order to effect an orderly dissolution of the Company in accordance with the Delaware General Corporation Law, we need our stockholders to adopt the Plan of Liquidation. Without your help, there are no orderly alternatives to wind up the affairs of the Company.

 SUMMARY TERM SHEET

        At the Special Meeting, we are asking our stockholders to adopt the Plan of Liquidation and Dissolution attached as Annex A to this proxy statement (the "Plan of Liquidation"). The following summary briefly describes the material terms of the Plan of Liquidation and the proposed liquidation and dissolution of the Company. This summary term sheet does not contain all of the information that may be important to you in evaluating the Plan of Liquidation and the proposed liquidation and dissolution of the Company. To understand fully the terms of the Plan of Liquidation and the proposed liquidation and dissolution of the Company, we encourage you to carefully read this proxy statement, the Plan of Liquidation and the other documents to which this proxy statement refers you in their entirety. We have included page references in this summary term sheet to direct you to a more complete discussion of certain topics in this proxy statement.

Plan of Liquidation

General (see page 15)

        If the Plan of Liquidation is adopted by the stockholders, we plan to:

  •
  file a Certificate of Dissolution with the Secretary of State of the State of Delaware;

  •
  wind up our business affairs and complete the liquidation of our remaining non-cash assets, if any;

  •
  pay or attempt to adequately provide for the payment of our known obligations and liabilities; and

  •
  establish a contingency reserve for the satisfaction of unknown additional liabilities.

Amendment, Modification or Abandonment of the Plan of Liquidation (see page 16)

        Even if the Plan of Liquidation is adopted by the stockholders, our sole director may modify, amend or abandon the Plan of Liquidation, to the extent permitted by applicable law, if he deems it advisable to do so.

No Further Distributions Anticipated (see page 16)

        The Company does not currently anticipate making any further distributions to its stockholders.

Potential Liability of Stockholders (see page 17)

        Although the Company believes it adequately provided for its expenses and liabilities prior to making the recent distribution to stockholders, under the Delaware General Corporation Law, if the Company fails to create an adequate contingency reserve to pay its expenses and liabilities during the three-year period following the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware, each stockholder could be held liable for payment to the Company's creditors of such stockholder's pro rata share of amounts owed to such creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

Final Record Date; No Further Trading of Common Stock (see page 17)

        The Company will close its stock transfer books on the date that the Plan of Liquidation is adopted by the stockholders of the Company, if adopted. Thereafter, certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

 Absence of Appraisal Rights (see page 17)

        Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights for their shares of Common Stock in connection with the transactions contemplated by the Plan of Liquidation.

Material U.S. Federal Income Tax Consequences of the Plan of Liquidation and the Liquidation and Dissolution of the Company (see page 18 )

        We believe that the Company has sufficient available net operating losses to offset any income or gain that might be recognized as a result of the proposed liquidation and dissolution of the Company. Accordingly, the proposed liquidation and dissolution of the Company should not result in a tax liability to the Company for federal income tax purposes. For federal income tax purposes, each stockholder should recognize a loss equal to his, her or its remaining tax basis in the shares of Common Stock owned by him, her or it, if any.

Interests of Our Sole Director and Sole Executive Officer (see page 19)

        After he is no longer a full-time employee of our former subsidiary Commerce Energy, Inc. and until the earlier of his resignation or a further determination by the Company's sole director, the Company's sole remaining executive officer, C. Douglas Mitchell, will receive cash compensation equal to $275 per hour for hours actually worked in connection with his part-time role as the Company's Secretary and Chief Financial Officer. Until his resignation, Rohn Crabtree, the Company's sole remaining director, will continue to receive a cash retainer of $8,000 per quarter for his service as a director, a member of the Audit Committee and Chairman of the Board of Directors. Additionally, following the filing of the Certificate of Dissolution with the Delaware Secretary of State, the Company will continue to indemnify each of its current and former directors, officers, employees, agents and representatives to the extent required by the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Company's Second Amended and Restated Bylaws, as amended (the "Bylaws"), and any contractual arrangements.

Vote Required (see page 19)

        The adoption of the Plan of Liquidation requires the affirmative vote of the holders of outstanding shares of Common Stock representing at least a majority of the shares of Common Stock entitled to vote at the Special Meeting.

Recommendation of Our Sole Director (see page 20)

        After paying for the expenses of preparing this proxy statement and holding the Special Meeting, the Company estimates that it has only enough cash to provide for its known obligations and liabilities and to establish a contingency reserve for unknown additional liabilities. Additionally, the Company believes it has no means of generating future revenue and the Company has not identified a suitable alternative to dissolution. Since claims can be asserted against the Company for at least three years after a Certificate of Dissolution is filed with the Secretary of State of the State of Delaware and stockholders can be liable to creditors for up to the amount actually distributed to them if the Company's contingency reserve is not adequate to cover its actual liabilities, the sole director of the Company believes it is advisable and in the best interests of the stockholders to file a Certificate of Dissolution as soon as practicable. Therefore, our sole director recommends that you vote "FOR" the adoption of the Plan of Liquidation.

 QUESTIONS AND ANSWERS ABOUT THE PLAN OF LIQUIDATION
AND THE SPECIAL MEETING

        Set forth below are some questions and answers to provide you with more information about the Special Meeting, the Plan of Liquidation and the proposed liquidation and dissolution of the Company. The questions and answers are qualified in their entirety by reference to the more detailed information appearing elsewhere in or accompanying this proxy statement. We urge you to read the entire proxy statement and the accompanying materials carefully.

Q:
Who is entitled to attend and vote at the Special Meeting?

A:
The Record Date for the Special Meeting is February 9, 2009. If you own shares of Common Stock as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. As of the Record Date, there were approximately 30,762,118 shares of Common Stock issued and outstanding.

Q:
When and where will the Special Meeting of stockholders be held?

A:
The Special Meeting will be held on Tuesday, March 10, 2009, starting at 10:00 a.m., local time, at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626. You should read the section entitled "The Special Meeting" beginning on page 9.

Q:
What constitutes a quorum for the Special Meeting?

A:
The presence, in person or by proxy, of stockholders representing a majority of the shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum for the Special Meeting. If you are a stockholder of record and you submit a properly executed proxy card by mail, telephone or via the Internet or vote in person at the Special Meeting, then your shares of Common Stock will be counted as part of the quorum. If you are a "street name" holder of shares and you provide your brokerage firm, bank, trust or other nominee with instructions as to how to vote your shares or obtain a legal proxy from such broker or nominee to vote your shares in person at the Special Meeting, then your shares will be counted as part of the quorum. All shares of Common Stock held by stockholders that are present in person or represented by proxy and entitled to vote at the Special Meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum.

Q:
What are the proposals that will be voted on at the Special Meeting?

A:
You will be asked to consider and vote upon (1) the adoption of the Plan of Liquidation, and (2) the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Plan of Liquidation.

Q:
What vote of our stockholders is required to adopt the Plan of Liquidation?

A:
Under the Delaware General Corporation Law, the adoption of the Plan of Liquidation requires the affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to vote at the Special Meeting.

Q.
What vote of our stockholders is required to adopt the proposal to adjourn or postpone the Special Meeting to a later time, if necessary or appropriate, to solicit additional proxies?

A.
The adoption of the proposal to adjourn or postpone the Special Meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon.

Q.
How does the sole director of the Company recommend that I vote on the proposals?

A:
The sole director of the Company has determined that the Plan of Liquidation and the liquidation and dissolution of the Company are advisable and in the best interests of our stockholders and recommends that you vote "FOR" the proposal to adopt the Plan of Liquidation. You should read the sections entitled "Proposal 1—Plan of Liquidation and Dissolution—Background and Reasons for the Plan of Liquidation" beginning on page 12 and "Proposal 1—Plan of Liquidation and Dissolution—Information About the Plan of Liquidation—Recommendation of Our Sole Director" beginning on page 20. The sole director of the Company also recommends that you vote "FOR" the adoption of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies to facilitate the adoption of the Plan of Liquidation.

Q:
What will happen if the Plan of Liquidation and Dissolution is adopted by the stockholders?

A:
If the Plan of Liquidation is adopted by the stockholders, we will, except as otherwise determined by our sole director:

  •
  file a Certificate of Dissolution with the Secretary of State of the State of Delaware;

  •
  wind up our business affairs and complete the liquidation of our remaining non-cash assets, if any;

  •
  pay or attempt to adequately provide for the payment of our known obligations and liabilities; and

  •
  establish a contingency reserve for the satisfaction of unknown additional liabilities.

  Even if the Plan of Liquidation is adopted by the stockholders, our sole director may abandon the Plan of Liquidation without any further approval by our stockholders if he deems it advisable to do so.

Q:
What will happen if the Plan of Liquidation and Dissolution is not adopted by the stockholders?

A:
If our stockholders do not vote to adopt the Plan of Liquidation, our sole director will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that the Company has no means to generate revenue and it is estimated that the Company has only enough cash to pay for the expenses of preparing this proxy statement and holding the Special Meeting and to satisfy its current liabilities and establish a contingency reserve for the satisfaction of unknown or additional liabilities. However, the sole director does not presently believe that there are viable alternatives to the Plan of Liquidation.

Q:
Will stockholders receive payments from the liquidation and dissolution?

A:
Although we cannot predict with certainty whether there will be any liquidation proceeds available for distribution to our stockholders, because the Company made a recent distribution to its stockholders, the Company believes that there will not be any liquidation proceeds available for distribution to its stockholders after (i) providing for payment of the Company's known obligations and liabilities, including, but not limited to, the costs and expenses of preparing this proxy statement and holding the Special Meeting, and (ii) establishing a contingency reserve for the satisfaction of unknown additional liabilities. Therefore, the Company does not currently anticipate making any further distributions to its stockholders. Please see "Proposal 1—Plan of Liquidation and Dissolution—Information About the Plan of Liquidation—No Further Distributions Anticipated" beginning on page 16.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count "FOR" and "AGAINST" votes and abstentions. Because under the Delaware General Corporation Law, the adoption of the Plan of Liquidation requires the affirmative vote of a majority of the outstanding shares of Common Stock, the failure to vote or the abstention from voting will have the same effect as a vote "AGAINST" the adoption of the Plan of Liquidation. Because the adoption of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon, abstentions will count as a vote "AGAINST" the proposal but the failure to vote your shares will have no effect on the outcome of the proposal unless the shares are counted as present at the Special Meeting.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, the Plan of Liquidation and the other documents referred to in this proxy statement, please vote your shares in one of the ways described below. You have one vote for each share of Common Stock you own as of the Record Date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote:

  •
  by using the Internet voting instructions printed on your proxy card;

  •
  by using the telephone number printed on your proxy card;

  •
  by completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope; or

  •
  by appearing in person at the Special Meeting.

  If you are voting by telephone or via the Internet, your voting instructions must be received by 11:30 p.m., Pacific Time, on March 9, 2009.

  Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the Special Meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the Special Meeting in person to ensure that your shares of Common Stock are represented at the Special Meeting.

  If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the Plan of Liquidation and "FOR" the adoption of the proposal to adjourn or postpone the Special Meeting, if necessary, or appropriate to solicit additional proxies. With respect to any other matter that properly comes before the Special Meeting, the persons appointed as proxies will vote the shares of Common Stock represented by the proxy as directed by the sole director of the Company.

Q:
How do I vote if my shares of Common Stock are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares of Common Stock are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares of Common Stock, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares of Common Stock for you at the Special Meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the Special Meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the Special Meeting.

  In addition, because any shares of Common Stock you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To be sure your shares of Common Stock are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares of Common Stock held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:
What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?

A:
Your brokerage firm, bank, trust or other nominee will not be able to vote your shares of Common Stock unless you have properly instructed your nominee on how to vote. Because the adoption of the Plan of Liquidation requires an affirmative vote of a majority of the outstanding shares of Common Stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote "AGAINST" the proposal to adopt the Plan of Liquidation. Because the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereon, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your broker or other nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal unless the shares are otherwise counted as present at the Special Meeting.

Q:
What does it mean if I receive more than one proxy?

A:
If you receive more than one proxy, it means that you hold shares of Common Stock that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Common Stock, you have the right to change or revoke your proxy at any time prior to it being voted at the Special Meeting:

  •
  if you voted by telephone or the Internet, by voting again by telephone or the Internet in accordance with the instructions on the proxy card;

  •
  by delivering to the Company's Secretary, a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by submitting a later-dated proxy card relating to the same shares of Common Stock; or

  •
  by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the Special Meeting).

  Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

    Commerce Energy Group, Inc.
    600 Anton Boulevard, Suite 2000
    Costa Mesa, California 92626
    Attn.: Corporate Secretary

  If you are a "street name" holder of Common Stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:
Who can answer further questions?

A:
For additional questions about the Plan of Liquidation, assistance in submitting proxies or voting shares of Common Stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
 proxy@mackenziepartners.com
(800) 322-2885 (toll-free)
or
 (212) 929-5500 (call collect)

  If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to the Company's stockholders as part of the solicitation of proxies by the sole director of the Company for use at the Special Meeting to be held on Tuesday, March 10, 2009, at 10:00 a.m., local time, at The Hilton Costa Mesa, located at 3050 Bristol Street, Costa Mesa, California 92626 or at any postponement or adjournment thereof. The purpose of the Special Meeting is for the Company's stockholders to consider and vote upon the adoption of the Plan of Liquidation (and to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies). The Company's stockholders must adopt the Plan of Liquidation in order for the proposed liquidation and dissolution to occur. If the Company's stockholders fail to adopt the Plan of Liquidation, the liquidation and dissolution will not occur. A copy of the Plan of Liquidation is attached to this proxy statement as Annex A. You are urged to read the Plan of Liquidation.

Record Date and Quorum

        We have fixed the close of business on February 9, 2009 as the Record Date for the Special Meeting, and only holders of record of Common Stock on the Record Date are entitled to vote at the Special Meeting. As of the Record Date, there were 30,762,118 shares of Common Stock outstanding and entitled to vote.

        Each share of Common Stock entitles its holder to one vote on all matters properly coming before the Special Meeting.

        A majority of the shares of Common Stock issued, outstanding and entitled to vote at the Special Meeting constitutes a quorum for the purpose of considering the proposals. Shares of Common Stock represented at the Special Meeting but not voted, including shares of Common Stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the Special Meeting, the Special Meeting may be adjourned or postponed to solicit additional proxies, provided that the proposal to adjourn or postpone the Special Meeting has been adopted by the affirmative vote by a majority of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon.

Vote Required for Approval

        You may vote "FOR" or "AGAINST," or you may "ABSTAIN" from voting on, the proposal to adopt the Plan of Liquidation. The proposed liquidation and dissolution require the adoption of the Plan of Liquidation by the affirmative vote of the holders of outstanding shares of Common Stock representing at least a majority of the shares entitled to vote at the Special Meeting. Therefore, if you abstain or fail to vote, it will have the same effect as a vote "AGAINST" the adoption of the Plan of Liquidation.

        The adoption of the proposal to adjourn or postpone the Special Meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon. Therefore, if you abstain, it will have the same effect as a vote "AGAINST" the adoption of the proposal to adjourn or postpone the Special Meeting and if you fail to vote, it will have no effect on the outcome of the proposal unless the shares are counted as present at the Special Meeting.

 Proxies and Revocation

        If you are a stockholder of record of your shares of Common Stock and you submit a proxy by telephone or the Internet or by returning a signed and dated proxy card by mail that is received by the Company at any time prior to the closing of the polls at the Special Meeting, your shares will be voted at the Special Meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the adoption of the Plan of Liquidation and "FOR" the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies, and in accordance with the recommendations of the sole director of the Company on any other matters properly brought before the Special Meeting, or at any adjournment or postponement thereof, for a vote.

        If your shares of Common Stock are held in "street name," you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares of Common Stock voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker. Brokers who hold shares of Common Stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are "non-routine," such as adoption of the Plan of Liquidation, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. If your broker or other nominee holds your shares of Common Stock in "street name," your broker or other nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement.

        Proxies received by the Company at any time prior to the closing of the polls at the Special Meeting, in the case of proxies submitted by using proxy cards, or 11:30 p.m., Pacific Time, on March 9, 2009, in the case of proxies submitted by telephone or Internet, that have not been revoked or superseded before being voted, will be voted at the Special Meeting.

        If you are a stockholder of record of your shares of Common Stock, you have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting by:

  •
  voting again by telephone or the Internet, if you voted by telephone or the Internet;

  •
  delivering to the Company's Secretary, a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  submitting a later-dated proxy card relating to the same shares of Common Stock; or

  •
  attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

        Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

  Commerce Energy Group, Inc.
  600 Anton Boulevard, Suite 2000
  Costa Mesa, California 92626
  Attn.: Corporate Secretary

        If you are a "street name" holder of Common Stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

Adjournments and Postponements

        The Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. The Company's Bylaws as currently in effect provide that any adjournment may be made without notice if announced at the meeting at which the adjournment is taken and if the adjournment is to a date that is not greater than 30 days after the original date fixed for the Special Meeting and no new record date is fixed for the adjourned meeting. Any signed proxies received by the Company prior to the closing of the polls at the Special Meeting in which no voting instructions are provided on such matter will be voted "FOR" an adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies. Whether or not a quorum exists, holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting may adjourn the Special Meeting. Because a majority of the votes represented at the Special Meeting, whether or not a quorum exists, is required to approve the proposal to adjourn the meeting, abstentions will have the same effect on such proposal as a vote "AGAINST" the proposal. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the Company's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Solicitation of Proxies

        This solicitation of proxies is being made by the Company and the cost of this solicitation is being borne by the Company. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $6,000, plus reimbursement of reasonable out-of-pocket expenses. Our sole director and our sole officer may also solicit proxies in person or by mail, e-mail, telephone, facsimile or other means of communication. Our sole director and our sole officer and employee will not be paid additional remuneration for his effort. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Common Stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

        If you have questions about the Plan of Liquidation or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or collect at 1-212-929-5550.

List of Stockholders

        In addition, our list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices at least 10 days prior to the date of the Special Meeting and continuing through the Special Meeting for any purpose germane to the Special Meeting; the list will also be available at the meeting for inspection by any stockholder present at the Special Meeting.

 CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

        This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," and "estimates," and similar expressions or variations of such words are intended to identify forward-looking statements, but are not deemed to represent an all-inclusive means of identifying forward-looking statements included in this report. Additionally, statements concerning future matters are forward-looking statements.

        These forward-looking statements reflect current views about our plans, strategies, and prospects, but can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Many important factors may cause actual results to differ materially from those discussed in any such forward-looking statements, including, but not limited to: the amount of our liabilities, obligations and ongoing expenses could be higher than expected; the proceeds received from the sale of any assets could be less than anticipated; we could have unknown liabilities; and we could incur additional liabilities. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

        Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROPOSAL 1—PLAN OF LIQUIDATION AND DISSOLUTION

        Our sole director is proposing the Plan of Liquidation for adoption by our stockholders at the Special Meeting. The Plan of Liquidation and the proposed liquidation and dissolution of the Company was approved by our sole director, subject to stockholder adoption of the Plan of Liquidation, on January 28, 2009. The material features of the Plan of Liquidation are summarized below. This summary does not contain all of the information that may be important to you in evaluating the Plan of Liquidation and the proposed liquidation and dissolution of the Company. Therefore, we encourage you to carefully read the full text of the Plan of Liquidation attached as Annex A to this proxy statement and the other documents referenced in and/or furnished along with this proxy statement.

Background and Reasons for the Plan of Liquidation

        Until December 11, 2008, the Company, through the activities of its principal operating subsidiary, Commerce Energy, Inc. ("Commerce"), was a leading independent U.S. electricity and natural gas marketing company.

        On December 11, 2008, AP Finance, LLC and Commerce Gas and Electric Corp. (collectively, the "Lenders"), notified the Company in writing that an event of default existed under the Discretionary Line of Credit Demand Note executed by the Company and Commerce in favor of AP Finance, LLC. On December 11, 2008, the Lenders proposed under Section 9-620 of the Uniform Commercial Code, or the UCC, as in effect in the State of New York and subject to obtaining the Company's consent, to accept all shares of stock in Commerce in satisfaction of the Company's liabilities and obligations with respect to the secured debt of the Company (the "Secured Debt") pursuant to the terms and conditions of an acceptance agreement (the "Acceptance Agreement") between the Company and the Lenders (the "Consensual Foreclosure").

        In connection with the Consensual Foreclosure, to induce the Company to consent rather than exercising its statutory rights to delay the foreclosure, and pursuant to the terms of the Acceptance Agreement, the Lenders: (i) consented to the payment of a divided from Commerce to the Company in the amount of $3.1 million immediately prior to the delivery of the Acceptance Agreement; (ii) consented to Commerce's assumption of certain liabilities and obligations of the Company identified in an assumption letter dated December 11, 2008 between the Company and Commerce (the "Assumption Letter"), including, but not limited to, all liabilities and obligations of the Company under the employment agreements between the Company and its executive officers (including any severance obligations thereunder); (iii) agreed to indemnify the Company and its officers, directors, employees, agents and representatives from liabilities arising from any breach by Commerce of its obligations under the Assumption Letter; (iv) released the Company from any and all liabilities and obligations with respect to the Secured Debt; and (v) cancelled all warrants to acquire shares of common stock of the Company held by AP Finance, LLC.

        The Company consented to the Consensual Foreclosure and executed and delivered the Acceptance Agreement and the other documents related thereto on December 11, 2008.

        Following the Consensual Foreclosure and after providing for all known and reasonably foreseeable liabilities and obligations of the Company, the Board of Directors of the Company approved a cash distribution (the "Distribution") to its stockholders in the aggregate amount of $2,614,780. The Distribution, which was paid to the Company's stockholders of record as of December 11, 2008, was comprised of a cash dividend on shares of the Company's common stock in the amount of $0.084 per share and an additional payment of $0.001 per right in connection with the redemption of all the outstanding Rights under the Company's Shareholders Rights Plan dated July 1, 2004.

        As a result of the Consensual Foreclosure, the Company ceased all operations. Following the Distribution, the Company believes it has only enough assets to satisfy the Company's known obligations and liabilities, including, but not limited to, the costs and expenses of preparing this proxy statement and holding the Special Meeting, and to establish a contingency reserve for the satisfaction of unknown additional liabilities.

        On January 28, 2009, the Company's sole director determined that it was advisable and in the best interests of the Company and its stockholders to liquidate and dissolve the Company and in connection therewith approved the Plan of Liquidation, and the proposed liquidation and dissolution of the Company pursuant thereto, subject to stockholder adoption of the Plan of Liquidation. In reaching this decision, the sole director considered the Company's prospects in light of its existing situation, including, but not limited to, the fact that the Company had no means to generate future revenue, no available assets, no access to capital and no identifiable strategic alternatives.

        For a further discussion of the Consensual Foreclosure and the transactions and matters related thereto, please see the Company's Current Report on Form 8-K/A (Amendment No. 1) filed with the SEC on December 15, 2008, which is incorporated by reference herein.

 Factors to Consider in Deciding Whether to Approve the Plan of Liquidation

        There are many factors that our stockholders should consider when deciding whether to vote to adopt the Plan of Liquidation. Such factors include, but are not limited to, the following:

Our future would be uncertain if our stockholders failed to adopt the Plan of Liquidation

        The Plan of Liquidation and the proposed liquidation and dissolution of the Company are dependent upon the stockholders' adoption of the Plan of Liquidation at the Special Meeting. As a result of the Distribution, we believe that we have only enough cash to pay for the expenses of preparing this proxy statement and holding the Special Meeting and to provide for our known obligations and liabilities and establish a contingency reserve for the satisfaction of unknown additional liabilities. Additionally, our sole director and sole remaining executive officer have indicated that they intend to resign if the Plan of Liquidation is not adopted by the stockholders at the Special Meeting or an adjournment or postponement thereof. Therefore, if our stockholders fail to adopt the Plan of Liquidation at the Special Meeting, we may not have sufficient cash and/or management resources to properly wind up the affairs of the Company. This could unnecessarily extend the period during which claims can be asserted against the Company and may create additional liability for our stockholders.

The stockholders of the Company could be required to return any distributions they receive if we fail to establish sufficient reserves

        If the Plan of Liquidation is adopted by the stockholders, the Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware dissolving the Company. Pursuant to the Delaware General Corporation Law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against the Company and enabling the Company gradually to wind up its affairs, to dispose of any property and to discharge its liabilities. Although the Company believes it had adequately provided for its expenses and liabilities prior to making the recent distribution to stockholders, under the Delaware General Corporation Law, if the Company fails to create an adequate contingency reserve to pay for the expenses and liabilities during this three-year period, each stockholder could be held liable for payment to the creditors of such stockholder's pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

        Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder. There can be no assurance that the contingency reserve established by the Company will be adequate to pay for any expenses and liabilities.

The Company's sole director may abandon or delay implementation of the Plan of Liquidation and the proposed liquidation and dissolution of the Company even if the Plan of Liquidation is adopted by our stockholders

        Even if the Plan of Liquidation is adopted by our stockholders, our sole director has the right, in his discretion, to abandon or delay implementation of the Plan of Liquidation and the proposed liquidation and dissolution of the Company if he deems it advisable to do so.

It may become difficult or impossible for stockholders to trade their shares

        If the Plan of Liquidation is adopted by the stockholders, we expect to close our stock transfer books and discontinue recording transfers of Common Stock on the date that the Plan of Liquidation is adopted by the stockholders. Thereafter, certificates representing shares of Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law.

 Dissolution Under Delaware Law

        Section 275 of the Delaware General Corporation Law provides that a corporation may dissolve upon either (a) a majority vote of the board of directors of the corporation followed by a favorable majority vote of its stockholders or (b) a unanimous stockholder consent. Following such approval, the dissolution is made effective by filing a Certificate of Dissolution with the Secretary of State of the State of Delaware. Once a corporation is dissolved, its existence is automatically continued for a term of three years (or for such longer period as the Delaware Court of Chancery directs), but solely for the purpose of winding up its business.

        The process of winding up includes:

  •
  prosecution and defense of any lawsuits;

  •
  settling and closing of any business;

  •
  disposition and conveyance of any property;

  •
  discharge of any liabilities; and

  •
  distribution of any remaining assets to the stockholders of the corporation.

        If any action, suit or proceeding is commenced by or against a corporation before or within the winding up period, the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

Information About the Plan of Liquidation

General

        Following approval by our stockholders of the Plan of Liquidation, we expect to:

  •
  file a Certificate of Dissolution with the Secretary of State of the State of Delaware;

  •
  wind up our business affairs and complete the liquidation of our remaining non-cash assets, if any;

  •
  pay or attempt to adequately provide for the payment of our known obligations and liabilities; and

  •
  establish a contingency reserve for the satisfaction of unknown additional liabilities.

        The dissolution will become effective, in accordance with the Delaware General Corporation Law, upon proper filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or on such later date as may be specified in the Certificate of Dissolution. We currently intend to file the Certificate of Dissolution promptly following stockholder approval of the Plan of Liquidation at the Special Meeting and do not intend to specify an effective date after the date of filing. Pursuant to the Delaware General Corporation Law, the Company will continue to exist for three years after effectiveness of the dissolution, or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, and enabling us gradually to settle and close our business, to dispose of and convey our property and to discharge our liabilities, but not for the purpose of continuing the business for which we were organized or any other business. Any legal action commenced by or against us during the three-year dissolution period will not terminate by reason of the expiration of such period.

        Although we do not currently contemplate using a liquidating trust to complete the liquidation, we have the discretion to transfer remaining assets, if any, to one or more liquidating trusts in a final distribution. In the highly unlikely event of any transfer of assets to a liquidating trust, we would distribute, pro rata to the holders of Common Stock, beneficial interests in such liquidating trust.

We anticipate that the interests in any liquidating trust will not be transferable. Therefore, although the recipients of the interests would be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust and will thereafter take into account for tax purposes their allocable portion of any income, gain or loss realized by such liquidating trust, the recipients of the interests will not realize the value thereof unless and until the liquidating trust distributes cash or other assets to them.

        If our stockholders do not vote to adopt the Plan of Liquidation, our sole director will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that the Company has no means to generate revenue and it is estimated that the Company has only enough cash to pay for the expenses of preparing this proxy statement and holding the Special Meeting and to satisfy its current liabilities and establish a contingency reserve for the satisfaction of unknown or additional liabilities. However, the sole director does not presently believe that there are viable alternatives to the Plan of Liquidation.

Amendment, Modification or Abandonment of the Plan of Liquidation

        Even if the Plan of Liquidation is adopted at the Special Meeting, our sole director may modify, amend or abandon the Plan of Liquidation, to the extent permitted by applicable law, if he deems it advisable to do so.

No Further Distributions Anticipated

        Although we cannot predict with certainty whether there will be any liquidation proceeds available for distribution to our stockholders, because the Company made the Distribution to its stockholders following the Consensual Foreclosure, the Company believes that there will not be any liquidation proceeds available for distribution to its stockholders after (i) providing for payment of the Company's known obligations and liabilities, including, but not limited to, the costs and expenses of preparing this proxy statement and holding the Special Meeting, and (ii) establishing a contingency reserve for the satisfaction of unknown additional liabilities. Therefore, the Company does not currently anticipate making any further distributions to its stockholders.

Sale of Our Remaining Assets

        The Plan of Liquidation gives our sole director the authority to sell all of our remaining assets, if any. Approval of the Plan of Liquidation will constitute approval of any and all such agreements and sales. We will sell our remaining assets, if any, on such terms as are approved by our sole director or a liquidating agent appointed by our sole director. We may conduct sales by any means, including by competitive bidding or private negotiations. We will not solicit any stockholder votes with respect to the approval of the specific terms of any particular sale of assets approved by our sole director. It is our expectation that the Company will have no assets available for sale.

Contingency Reserve

        Under the Delaware General Corporation Law, we generally are required, in connection with our dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. Following stockholder approval of the Plan of Liquidation and our dissolution at the Special Meeting, to the extent possible we will pay all expenses and fixed and other known liabilities, or set aside a contingency reserve, consisting of cash or other assets that we believe to be adequate for payment of those known liabilities, as well as claims that are unknown or have not yet arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of our dissolution. We are currently unable to provide a precise estimate of the amount of a contingency reserve, if any, that may be required.

        The actual amount of any contingency reserve will be based upon estimates and opinions of our sole director, derived from consultations with our Chief Financial Officer and outside experts, if the sole director determines that it is advisable to retain such experts, and a review of, among other things, our estimated contingent liabilities and our estimated ongoing expenses, including, without limitation, estimated legal and accounting fees, taxes, miscellaneous office expenses and expenses accrued in our financial statements. Even if established, a contingency reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities.

Potential Liability of Stockholders

        If the Plan of Liquidation is adopted by the stockholders, the Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware dissolving the Company. Pursuant to the Delaware General Corporation Law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against the Company and enabling the Company gradually to wind up its affairs, to dispose of any property and to discharge its liabilities. Under the Delaware General Corporation Law, if the Company fails to create an adequate contingency reserve to pay for the expenses and liabilities during this three-year period, each stockholder could be held liable for payment to the creditors of such stockholder's pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

        Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder. Although the Company believes it adequately provided for its expenses and liabilities prior to making the recent distribution to stockholders, there can be no assurance that the contingency reserve established by the Company will be adequate to pay for any expenses and liabilities.

Regulatory Approvals

        We do not believe that any material United States federal or state regulatory requirements must be met or approvals obtained in connection with the Plan of Liquidation or our dissolution.

Reporting Requirements

        We have an obligation to continue to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). As soon as practicable after adoption of the Plan of Liquidation, the Company will seek relief from these reporting obligations. Until such time as the Company ceases to file reports, it will continue to incur costs.

Final Record Date; No Further Trading of Common Stock

        We intend to close our stock transfer books and discontinue recording transfers of Common Stock on the date that the Plan of Liquidation is adopted by the stockholders, if adopted (the "Adoption Date"). Thereafter, certificates representing shares of Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Adoption Date, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur on or after the Adoption Date.

Absence of Appraisal Rights

        Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights for their shares of Common Stock in connection with the transactions contemplated by the Plan of Liquidation.

 Material United States Federal Income Tax Consequences

        The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan of Liquidation to the Company and our stockholders and holders of options to purchase our stock, but does not purport to be a complete analysis of all the potential tax effects. Tax considerations applicable to particular stockholders will depend on the stockholder's individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

        The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Department of the Treasury regulations, rulings of the Internal Revenue Service ("IRS"), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that we will liquidate substantially in accordance with the Plan.

        We do not expect there to be any assets available for distribution to our stockholders following our dissolution. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan of Liquidation, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences prove not to be as anticipated and described herein, the result could be increased taxation at the corporate or stockholder level.

        Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Plan of Liquidation and our dissolution, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Consequences to the Company

        Commencing with stockholder approval of the Plan of Liquidation and our dissolution and until the liquidation is completed, the Company will continue to be subject to U.S. federal income tax on any taxable income or loss associated with the sale of our assets and income from operations. We believe that the Company has sufficient available net operating losses to offset any income or gain that might be recognized. Accordingly, the dissolution should not produce a corporate tax liability for federal income tax purposes.

Consequences to Stockholders

        As noted above, we expect that there will be no assets available for distribution to our stockholders in connection with the liquidation and dissolution of the Company. As a result of our filing a Certificate of Dissolution, a stockholder will recognize a loss equal to such stockholder's tax basis in the shares of Common Stock. A stockholder's tax basis in the shares will depend upon various factors, including the stockholder's cost and the amount and nature of any distributions received with respect thereto.

        A stockholder's loss will be computed on a "per share" basis, so that loss is calculated separately for blocks of stock acquired at different dates and for different prices. The loss recognized by a stockholder will be a capital loss, provided the stock is held as a capital asset, and will be a long-term capital loss if the share has been held for more than one year.

 Consequences to Option Holders

        To the extent that they have not already terminated with the passage of time following the termination of service of the particular option holder, all currently outstanding compensatory options under our stock option plans will terminate upon our dissolution.

Taxation of Non-United States Stockholders

        Foreign corporations or persons who are not citizens or residents of the United States should consult their own tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan of Liquidation.

State and Local Taxes

        Stockholders may also be subject to state or local taxes and should consult their own tax advisors with respect to the state and local tax consequences of the Plan of Liquidation.

        THE PRECEDING DISCUSSION IS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF LIQUIDATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THIS DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR AVOIDING PENALTIES THAT MAY BE IMPOSED ON ANY TAXPAYER. THIS DISCUSSION WAS WRITTEN TO SUPPORT THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF THE STOCKHOLDERS OF THE COMPANY. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE PLAN OF LIQUIDATION AND THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

 Interests of Our Sole Director and Sole Executive Officer

        After he is no longer a full-time employee of our former subsidiary, Commerce Energy, Inc. and until the earlier of his resignation or a further determination by the Company's sole director, the Company's sole remaining executive officer, C. Douglas Mitchell, will receive cash compensation equal to $275 per hour for hours actually worked in connection with his part-time role as the Company's Secretary and Chief Financial Officer. Until his resignation, Rohn Crabtree, the Company's sole remaining director, will continue to receive a cash retainer of $8,000 per quarter for his service as a director, a member of the Audit Committee and Chairman of the Board of Directors. Additionally, following the filing of the Certificate of Dissolution with the Delaware Secretary of State, the Company will continue to indemnify each of its current and former directors, officers, employees, agents and representatives to the extent required by the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Company's Second Amended and Restated Bylaws, as amended (the "Bylaws"), and any contractual arrangements.

Vote Required

        The adoption of the Plan of Liquidation requires the affirmative vote of the holders of outstanding shares of Common Stock representing at least a majority of the shares of Common Stock entitled to vote at the Special Meeting.

 Recommendation of Our Sole Director

        After paying for the expenses of preparing this proxy statement and holding the Special Meeting, the Company estimates that it has only enough cash to provide for its known obligations and liabilities and to establish a contingency reserve for unknown additional liabilities. Additionally, the Company believes it has no means of generating future revenue and the Company has not identified a suitable alternative to dissolution. Since claims can be asserted against the Company for at least three years after a Certificate of Dissolution is filed with the Secretary of State of the State of Delaware and stockholders can be liable to creditors for up to the amount actually distributed to them if the Company's contingency reserve is not adequate to cover its actual liabilities, the sole director of the Company believes it is advisable and in the best interests of the stockholders to file a Certificate of Dissolution as soon as practicable. Therefore, our sole director recommends that you vote "FOR" the adoption of the Plan of Liquidation.

PROPOSAL 2—ADJOURNMENT PROPOSAL

        In this proposal, we are asking you to authorize the sole director to vote in favor of adjourning or postponing the Special Meeting, and any later adjournments, to a date or dates not later than April 9, 2009, in order to enable us to solicit additional proxies in favor of the approval of the Plan of Liquidation. If the stockholders approve the adjournment proposal, our sole director could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to a date not later than April 9, 2009 and use the additional time to solicit additional proxies in favor of the approval of Plan of Liquidation.

        Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the adoption of Plan of Liquidation, we could postpone the Special Meeting or adjourn the Special Meeting without considering Proposal 1 for up to 30 days and during that period, seek to convince the holders of those shares voting against Proposal 1 to change their votes to votes in favor of the adoption of the Plan of Liquidation.

        The adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon. Our sole director recommends a vote "FOR" this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information about the beneficial ownership of our Common Stock as of the Record Date by:

  •
  each person known by us to own beneficially more than 5% of the voting power of our outstanding Common Stock;

  •
  our sole director;

  •
  our Chief Financial Officer and our other former officers named in the table below under the caption "Named Executive Officers" (we collectively refer to these officers as the "named executive officers"); and

  •
  our sole director and sole executive officer as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC based upon voting or investment power over the securities. Shares and share percentages beneficially owned are based upon the number of shares of Common Stock outstanding on the Record Date, together with options, warrants or other convertible securities that are exercisable for such respective securities within 60 days of the Record Date for each stockholder. Under the rules of the SEC, beneficial ownership includes shares over which the named stockholder exercises voting and/or investment power. Shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding for computing the respective percentage ownership of the person holding the option, warrant or other convertible security, but are not deemed outstanding for purposes of computing the respective percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The inclusion of shares in the table does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of the shares.

	Common Stock
	Amount and Nature of Beneficial Ownership
Name	Number of Shares Owned	Right to Acquire(1)	Total	Percent of Class
Principal Stockholders:
Ian B. Carter(2)	250,000	2,500,000	2,750,000	8.9%
Sole Director:
Rohn Crabtree	30,000	—	30,000	*
Named Executive Officers(3):
C. Douglas Mitchell	170,667	83,333	254,000	*
Gregory L. Craig (4)	715,986	300,000	1,015,986	3.3%
Michael J. Fallquist	150,000	125,000	275,000	*
John H. Bomgardner II	60,000	50,000	110,000	*
Steven S. Boss	4,000	—	4,000	*
J. Robert Hipps	—	—	—	*
Thomas J. Ulry	30,000	—	30,000	*
Erik A. Lopez	50,000	—	50,000	*
Sole Director and Sole Executive Officer as a group (2 persons)(5):	200,667	83,333	284,000	*

*
Indicates beneficial ownership of less than 1% of the issued and outstanding class of securities.

(1)
Represents shares of Common Stock issuable upon exercise of stock options or upon conversion of other convertible securities held by such persons that are exercisable within 60 days of the Record Date.

(2)
The mailing address of such stockholder is: P.O. Box 538, 1100 Irvine Blvd., Tustin, California 92780.

(3)
Pursuant to SEC rules, the determination of the Company's named executive officers is made with respect to its last completed fiscal year ended July 31, 2008. Mr. Boss was a Chief Executive Officer until his resignation on February 90, 2008. Mr. Craig was Chief Executive Officer from February 90, 2008 until his resignation on December 17, 2008. Mr. Hipps served as the Company's Interim Chief Financial Officer between July 30, 2007 and January 28, 2008, and Mr. Ulry served as the Company's Senior Vice President, Sales and Marketing, until his termination in June 2008. Mr. Lopez was Senior Vice President and General Counsel until his resignation on October 5, 2007. Mr. Bomgardner was Senior Vice President and General Counsel from July 18, 2008 until his resignation on December 11, 2008. Mr. Fallquist was Chief Operating Officer until his resignation on December 11, 2008.

(4)
The options to purchase Common Stock reflected in this table include 50,000 options that Mr. Craig received during his prior term as a director of the Company from November 2004 through August 2005.

(5)
Includes Rohn Crabtree, the Company's sole director, and C. Douglas Mitchell, the Company's sole executive officer.

        No director, officer, affiliate of the Company or record owner of more than five percent of the Company's Common Stock, or any associate of such person, is a party adverse to the Company in any material pending legal proceeding or has a material interest adverse to the Company in any such proceeding.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING
FOR THE FISCAL YEAR ENDING JULY 31, 2009

        If the proposed liquidation and dissolution is consummated prior to our annual meeting of stockholders to be held for the fiscal year ending July 31, 2009, there will not be any future meetings of stockholders. However, if the proposed liquidation and dissolution is not consummated prior to our annual meeting of stockholders to be held for the fiscal year ending July 31, 2009, the following will apply to submissions of nominations for director and stockholder proposals to be considered at our annual meeting of stockholders to be held for the fiscal year ending July 31, 2009.

Nominations for Directors for the Annual Meeting for the Fiscal Year Ending July 31, 2009

        The Bylaws set forth specific procedures relating to the nomination of the Company's directors (the "Nomination Bylaw"), and no person is eligible for election as a director unless nominated in accordance with the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) will be entitled to vote for the election of directors at the annual meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

        Nominations by stockholders must be made in written form to the Secretary of the Company. Under the Nomination Bylaw, to be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than 30 days before or 70 days after such anniversary date, then for the notice by the stockholder to be timely, it must be received by us no earlier than 120 days prior to such annual meeting nor later than 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

        Therefore, in order to be timely for the annual meeting for the fiscal year ending July 31, 2009, a stockholder's notice would have had to have been delivered to or mailed and received at our principal executive offices not earlier than November 27, 2008 and not later than December 27, 2008 (assuming that the date for our annual meeting for the fiscal year ending July 31, 2009 is not changed by more than 30 days before or 70 days after the anniversary date of the prior year's meeting). To be effective, the written notice must include (a) the name, age, business address and residence address of the person being nominated by the stockholder; (b) the principal occupation or employment of the stockholder's nominee; (c) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder's nominee; (d) any other information relating to the stockholder's nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder; (e) the written consent of each proposed nominee to being named as a nominee and to serve as a director of the Company if elected; (f) the name and record address of the stockholder making the nomination; (g) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (h) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons (including their names) pursuant to which the nominations are to be made by such stockholder; (i) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons described in the notice; and (j) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to elect the nominee, and/or (2) otherwise to solicit proxies from stockholders in support of such nomination. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Stockholder Proposals for the Annual Meeting for the Fiscal Year Ending July 31, 2009

        The Bylaws set forth specific procedures to enable stockholders to properly bring business before an annual meeting of stockholders (the "Stockholder Proposal Bylaw"). Under the terms of the Stockholder Proposal Bylaw, to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; (c) otherwise properly brought before an annual meeting by a stockholder. For business (other than the nomination of directors, which is governed by the Nomination Bylaw) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

        To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within 30 days before or 70 days after such anniversary date, then for the notice by the stockholder to be timely, it must be so received no earlier than 120 days before such annual meeting nor later than 90 days before such annual meeting or the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Under the Stockholder Proposal Bylaw, in order to be timely for the annual meeting for the fiscal year ending July 31, 2009, a stockholder's notice regarding a proposal would have had to have been delivered to or mailed and received at our principal executive offices not earlier than November 27, 2008 and not later than December 27, 2008 (assuming that the date for our annual meeting for the fiscal year ending July 31, 2009 is not changed by more than 30 days before or 70 days after the anniversary date of the prior year's meeting).

        To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the text of the proposal; (c) the reasons for the proposal; (d) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (e) the class and number of shares of the Company which are beneficially owned by the stockholder; (f) any material interest of the stockholder in such business; (g) the name and record address of the stockholder making the proposal; (h) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (i) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons (including their names) pursuant to which the proposals are to be made by such stockholder; (j) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to conduct the business being proposed as described in the notice; and (k) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve or adopt the proposal, and/or (2) otherwise to solicit proxies from stockholders in support of such proposal.

Stockholder Proposals for Inclusion in Proxy Statement for the Annual Meeting for the Fiscal Year Ending July 31, 2009

        If you wanted us to consider including a proposal in the Company's proxy materials relating to the annual meeting of stockholders to be held for the fiscal year ending July 31, 2009 in accordance with SEC Rule 14a-8, you must have submitted such proposal to the Company not later than November 1, 2008 (assuming that the date for our annual meeting for the fiscal year ending July 31, 2009 is not changed by more than 30 days from the anniversary date of the prior year's meeting). If such proposal was submitted by such date and is in compliance with all of the requirements of Rule 14a-8, and not otherwise excludable under Rule 14a-8, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        We are currently subject to the information and reporting requirements of the Exchange Act and in accordance therewith file annual, quarterly and special reports, proxy statements and other information with the SEC. Those reports and other information so filed with the SEC may be inspected and copied, at the prescribed rates, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. The SEC also maintains a site on the World Wide Web at http://www.sec.gov, which contains reports and other information regarding registrants.

        The following documents which the Company has filed with the SEC are each incorporated by reference into this proxy statement:

  (1)
  The Annual Report of the Company on Form 10-K/A (Amendment No. 1) for the fiscal year ended July, 31, 2008 filed with the SEC on November 26, 2008;

  (2)
  The Quarterly Report of the Company on Form 10-Q for the period ended October 31, 2008 filed with the SEC on December 17, 2008; and

  (3)
  The Current Reports of the Company on Form 8-K (or Form 8-K/A in the case of the Current Report filed on December 15, 2008) filed with the SEC on August 22, 2008, August 28, 2008, October 23, 2008, October 27, 2008, October 29, 2008, November 12, 2008 (of the two Current Reports on Form 8-K filed on November 12th, only the Current Report on Form 8-K containing Item 1.01 shall be incorporated by reference herein), November 28, 2008 and December 15, 2008.

        All documents subsequently filed (but not furnished, unless otherwise stated in such filings) by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the date on which the Special Meeting is held, shall be deemed to be incorporated by reference in this proxy statement and to be a part hereof from the date of filing of such documents.

        You should rely only on the information or representations provided in this proxy statement or any proxy statement supplement. We have not authorized anyone else to provide you with different information. The delivery of this proxy statement does not, under any circumstances, mean that there has not been a change in our affairs since the date of this proxy statement. It also does not mean that the information in this proxy statement is correct after this date.

OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING

        The sole director does not know of any matter to be acted upon at the Special Meeting other than the proposals described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.

ANNEX A

PLAN OF LIQUIDATION AND DISSOLUTION
OF
COMMERCE ENERGY GROUP, INC.

        This Plan of Liquidation and Dissolution (the "Plan") is intended to accomplish the dissolution and winding-up of Commerce Energy Group, Inc., a Delaware corporation(the "Company"), in accordance with the Delaware General Corporation Law, as follows:

        1.     The sole director of the Company has approved this Plan and will solicit the holders of the requisite percentage of the Company's outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), to adopt this Plan (the "Stockholder Vote"). If stockholders holding a majority of the outstanding shares of Common Stock, adopt the Plan pursuant to the Stockholder Vote, the Plan shall constitute the adopted Plan of Liquidation and Dissolution of the Company as of the date of the Stockholder Vote (such date, the "Adoption Date").

        2.     If, notwithstanding the approval of the liquidation and dissolution of the Company pursuant to this Plan by the requisite stockholders of the Company, the board of directors of the Company, which may consist of a sole director (the "Board of Directors") determines that it would be in the best interests of the Company's stockholders or creditors for the Company not to liquidate and dissolve, the dissolution of the Company pursuant to this Plan may be abandoned or delayed until a future date to be determined by the Board of Directors.

        3.     From and after the Adoption Date, subject to the discretionary right of the Board of Directors to abandon or delay implementation of this Plan as described in Section 2 above, the Company shall complete the following corporate actions, all of which may be accomplished by a liquidating agent duly appointed by the Board of Directors (the "Liquidating Agent"), except to the extent that any such action may be taken only by the Board of Directors in accordance with the Delaware General Corporation Law:

          (a)   The Company shall determine whether and when to (i) transfer the Company's remaining property and assets to a liquidating trust (established pursuant to Section 5 hereof), or (ii) collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions as the Board of Directors or the Liquidating Agent in his or its absolute discretion, deems expedient and in the best interests of the Company and the stockholders and creditors of the Company, without any further vote or action by the Company's stockholders. The Company's assets and properties, if any, may be sold by the Board of Directors (or Liquidating Agent or Trustees (as defined below)) in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Board of Directors (or Liquidating Agent or Trustees) will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation. In connection with sale, exchange and other disposition, the Board of Directors (or Liquidating Agent or Trustees) shall use commercially reasonable means to collect or make provision for the collection of any and all accounts receivable, debts and claims owing to the Company.

          (b)   To the extent of all available assets, the Company shall pay or, as determined by the Board of Directors (or Liquidating Agent or Trustees), make reasonable provision to pay, all claims, liabilities and obligations of the Company, including all unascertained, contingent, conditional or unmatured claims known to the Company and all claims which are known to the Company but for which the identity of the claimant is unknown, all in accordance with Section 281(b) of the Delaware General Corporation Law. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors (or Liquidating Agent or Trustees), in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the "Contingency Reserve") to satisfy claims against and unmatured or contingent liabilities and obligations of the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and the liquidation and dissolution provided for in this Plan.

          (c)   Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.

          (d)   Subject to the approval of any such distribution by the Board of Directors (or Liquidating Agent or Trustees), and only after satisfaction of claims and liabilities pursuant to Section 3(b) above, the Company shall distribute pro rata to its holders of Common Stock all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the liabilities and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board of Directors (or Liquidating Agent or Trustees), in their absolute discretion, may determine.

        4.     Any distributions to the stockholders of the Company pursuant to Section 3 hereof shall be in complete redemption and cancellation of all of the outstanding Common Stock, as applicable, of the Company. As a condition to receipt of any distribution to the Company' stockholders, the Board of Directors (or Liquidating Agent or Trustees), in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agents for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors (or Liquidating Agent or Trustees) of the loss, theft or destruction of their certificates evidencing the Common Stock, as applicable, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors (or Liquidating Agent or Trustees). As a condition to receipt of any final distribution to the Company's stockholders, the Board of Directors (or Liquidating Agent or Trustees), in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for cancellation or (ii) furnish the Company with such security or indemnity. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock (other than with respect to transfers by will, intestate succession or operation of law) on the Adoption Date.

        5.     If the Board of Directors deems it necessary, appropriate and desirable, in furtherance of the liquidation and distribution of the Company's assets to the stockholders, the Company shall transfer to one or more liquidating trustees (the "Trustees"), for the benefit of its stockholders and/or creditors, under a liquidating trust (the "Trust"), the assets and liabilities of the Company. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more current or former officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders for the purposes of Section 3 of this Plan. Any such conveyance to the Trustees shall be in trust for the creditors and the stockholders of the Company. Approval of the dissolution of the Company pursuant to this Plan by the holders of a majority of the outstanding shares of Common Stock shall constitute the approval of the stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust, as their act and as a part hereof as if herein written.

        6.     The officers or agents of the Company shall, at such time as the Board of Directors or the Liquidating Agent, in his or its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates but in no event prior to the Adoption Date, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution in accordance with the Delaware General Corporation Law. After the filing of the Certificate of Dissolution, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind-up its business affairs and distribute its assets in accordance with this Plan.

        7.     The Company shall continue to indemnify its current and former officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, as amended, and by-laws and any contractual arrangements, including, but not limited to, for the actions taken in connection with this Plan and the winding-up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the Trust, if a Trust is established pursuant to Section 5 of this Plan.

        8.     The Board of Directors of the Company is hereby authorized, and the Liquidating Agent and the Trustees are hereby authorized, all without further action by the Company's stockholders, to do and perform or cause the officers and agents of the Company, subject to approval of the Board of Directors (or Liquidating Agent or Trustees), to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors (or Liquidating Agent or Trustees), to implement this Plan and the transaction contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind-up its affairs.

ADDITIONAL INFORMATION

        For additional questions about the Plan of Liquidation and Dissolution, assistance in submitting proxies or voting shares of Commerce Energy Group, Inc. common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
 proxy@mackenziepartners.com
(800) 322-2885 (toll-free)
or
 (212) 929-5500 (call collect)

<STOCK#> (MMMMMMMMMMMM MMMMMMMMMMMMMMM) 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 (MMMMMMM) 0 2 0 6 8 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZZEA 0 2 C V + Commerce Energy Group, Inc. Special Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — Proposals 1 and 2 have been proposed by the Company. The sole director recommends a vote FOR Proposals 1 and 2. For Against Abstain 1. Proposal to adopt the Plan of Liquidation and Dissolution described in the attached proxy statement and attached thereto as Annex A. For Against Abstain 2. To adjourn or postpone the Special Meeting to a later date or time, if necessary or appropriate to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to adopt the Plan of Liquidation and Dissolution pursuant to Proposal 1. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. Change of Address — Please print new address below. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Submission of your proxy by Internet or telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:30 p.m., Pacific Time, on March 9, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com/CMNR • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF COMMERCE ENERGY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE SOLE DIRECTOR AND MAY BE REVOKED PRIOR TO ITS EXERCISE The undersigned stockholder(s) of Commerce Energy Group, Inc., a Delaware corporation (the “Company”), hereby appoint(s) Rohn Crabtree and C. Douglas Mitchell, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held on March 10, 2009, and at any and all adjournments or postponements thereof (the “Meeting”), to represent and vote all shares of the common stock of the Company held of record by the undersigned on February 9, 2009, which the undersigned would be entitled to vote if personally present at the Meeting, as indicated on the reverse side of this card, and to vote in their discretion on any other matters that may properly come before the Meeting. IF THE UNDERSIGNED DOES NOT INDICATE A CHOICE ON A PROPOSAL ON THE REVERSE SIDE OF THIS CARD, ALL SHARES HELD BY THE UNDERSIGNED WILL BE VOTED FOR SUCH PROPOSAL. (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE) THANK YOU FOR VOTING.  Proxy — Commerce Energy Group, Inc. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1]

<STOCK#> MMMMMMMMMMMM 0 2 0 6 8 1 2 MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 00ZZFA 1 U PX + [1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Commerce Energy Group, Inc. Special Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — Proposals 1 and 2 have been proposed by the Company. The sole director recommends a vote FOR Proposals 1 and 2. For Against Abstain 1. Proposal to adopt the Plan of Liquidation and Dissolution described in the attached proxy statement and attached thereto as Annex A. For Against Abstain 2. To adjourn or postpone the Special Meeting to a later date or time, if necessary or appropriate to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to adopt the Plan of Liquidation and Dissolution pursuant to Proposal 1.

[1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF COMMERCE ENERGY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE SOLE DIRECTOR AND MAY BE REVOKED PRIOR TO ITS EXERCISE The undersigned stockholder(s) of Commerce Energy Group, Inc., a Delaware corporation (the “Company”), hereby appoint(s) Rohn Crabtree and C. Douglas Mitchell, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held on March 10, 2009, and at any and all adjournments or postponements thereof (the “Meeting”), to represent and vote all shares of the common stock of the Company held of record by the undersigned on February 9, 2009, which the undersigned would be entitled to vote if personally present at the Meeting, as indicated on the reverse side of this card, and to vote in their discretion on any other matters that may properly come before the Meeting. IF THE UNDERSIGNED DOES NOT INDICATE A CHOICE ON A PROPOSAL ON THE REVERSE SIDE OF THIS CARD, ALL SHARES HELD BY THE UNDERSIGNED WILL BE VOTED FOR SUCH PROPOSAL. (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE) THANK YOU FOR VOTING.  Proxy — Commerce Energy Group, Inc.